UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
February 9, 2023
Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of principal executive offices and Zip Code)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.10 per share	MU	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On February 9, 2023, Micron Technology, Inc. (“Micron”) settled its offering of (i) an additional $500,000,000 aggregate principal amount of 6.750% senior notes due 2029 (the “2029 Notes”) and (ii) $750,000,000 aggregate principal amount of 5.875% senior notes due 2033 (the “2033 Notes” and, together with the 2029 Notes, the “Notes”). The Notes were issued and sold in a public offering pursuant to a registration statement on Form S-3 (File No. 333-249838), including the prospectus contained therein (the “Base Prospectus”), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a preliminary prospectus supplement dated February 6, 2023, a related final prospectus supplement dated February 6, 2023 (together with the Base Prospectus, the “Prospectus”), and a free writing prospectus dated February 6, 2023. The public offering price for the 2029 Notes was 104.487% of the principal amount, representing a yield to maturity of 5.914%, and the public offering price for the 2033 Notes was 99.933% of the principal amount, representing a yield to maturity of 5.884%. Micron previously issued 6.750% senior notes due 2029 in an aggregate principal amount of $750,000,000 on October 31, 2022 (the “Original 2029 Notes”). The 2029 Notes have terms that are identical to the terms of the Original 2029 Notes (other than the initial offering price), are treated as a single series with the Original 2029 Notes, and have the same CUSIP and are fungible with the Original 2029 Notes.

Each series of Notes was issued pursuant to an indenture, dated as of February 6, 2019 (the “Base Indenture”), between Micron and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee, and, with respect to the 2029 Notes, as supplemented by a fifth supplemental indenture, dated as of October 31, 2022 (the “Fifth Supplemental Indenture”), and, with respect to the 2033 Notes, as supplemented by a sixth supplemental indenture, dated as of February 9, 2023 (the “Sixth Supplemental Indenture”). As used herein, “Indenture,” with respect to the 2029 Notes, means the Base Indenture as supplemented by the Fifth Supplemental Indenture, and, with respect to the 2033 Notes, means the Base Indenture as supplemented by the Sixth Supplemental Indenture. The Indenture contains certain covenants, events of default and other customary provisions.

The 2029 Notes bear interest at a rate of 6.750% per year and will mature on November 1, 2029. Interest on the 2029 Notes is payable on May 1 and November 1 of each year, beginning on May 1, 2023. The 2033 Notes bear interest at a rate of 5.875% per year and will mature on February 9, 2033. Interest on the 2033 Notes is payable on February 9 and August 9 of each year, beginning on August 9, 2023.

Prior to the applicable Par Call Date (as defined below), Micron may redeem the Notes of any series at its option, in whole or in part, at any time and from time to time, at a redemption price equal to the greater of (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes of such series matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current treasury rate plus 40 basis points in the case of the 2029 Notes, and 35 basis points in the case of the 2033 Notes, less (b) interest accrued to the date of redemption, and (ii) 100% of the principal amount of the Notes of the applicable series to be redeemed, and plus, in each case, accrued and unpaid interest, if any, on the amount being redeemed to, but excluding, the date of redemption. In addition, Micron may redeem the 2029 Notes or the 2033 Notes on or after the applicable Par Call Date at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. The “Par Call Date” means September 1, 2029 (two months prior to the maturity date), in the case of the 2029 Notes, and November 9, 2032 (three months prior to the maturity date), in the case of the 2033 Notes.

If Micron experiences specified change of control triggering events with respect to a series of Notes, Micron must offer to repurchase the Notes of such series at a price equal to 101% of the principal amount of the Notes repurchased, plus accrued and unpaid interest, if any.

The Indenture contains limited affirmative and negative covenants of Micron, each of which is subject to a number of limitations and exceptions in the Indenture. The negative covenants restrict the ability of Micron and certain of its subsidiaries to incur liens on Principal Property (as defined in the Indenture); to engage in sale and lease-back transactions with respect to any Principal Property; and the ability of Micron to consolidate, merge or convey, transfer or lease all or substantially all of its properties and assets.

Events of default under the Indenture include a failure to make payments, non-performance of affirmative and negative covenants, and the occurrence of bankruptcy and insolvency-related events. Micron’s obligations may be accelerated upon an event of default, in which case the entire principal amount of the Notes would become immediately due and payable.

Micron intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include capital expenditures.

The foregoing description of certain terms of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the form of the 2029 Notes and the form of the 2033 Notes, which are filed with this report as Exhibits 4.1, 4.2, 4.3, 4.4, and 4.5, respectively.

Item 8.01.	Other Events.

Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to Micron, has issued an opinion to Micron dated February 9, 2023 regarding the legality of the Notes. A copy of the opinion is filed as Exhibit 5.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1
Indenture, dated February 6, 2019, by and between Micron Technology, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as Trustee, filed as Exhibit 4.1 to Micron’s Form 8-K filed on February 6, 2019

4.2
Fifth Supplemental Indenture, dated as of October 31, 2022, by and between Micron Technology, Inc. and U.S. Bank Trust Company, National Association, as Trustee, filed as Exhibit 4.2 to Micron’s Form 8-K filed on October 31, 2022

4.3	Sixth Supplemental Indenture, dated as of February 9, 2023, by and between Micron Technology, Inc. and U.S. Bank Trust Company, National Association, as Trustee
4.4	Form of Note for Micron Technology, Inc.’s 6.750% Senior Notes due 2029 (incorporated by reference from Exhibit 4.2 hereto)
4.5	Form of Note for Micron Technology, Inc.’s 5.875% Senior Notes due 2033 (incorporated by reference from Exhibit 4.3 hereto)
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date:	February 9, 2023	By:	/s/ Mark Murphy
		Name:	Mark Murphy
		Title:	Executive Vice President and Chief Financial Officer